UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2005

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2005, Fortune Brands, Inc. (“Fortune”) entered into a Tax Allocation Agreement, dated as of August 16, 2005 (the “Tax Allocation Agreement”), by and between Fortune and ACCO Brands Corporation (formerly named ACCO World Corporation, “ACCO”), which provides, among other things, for the allocation between Fortune and ACCO of federal, state, local and foreign tax liabilities relating to ACCO and its subsidiaries. In general, Fortune assumed and is responsible for the consolidated federal, and certain state, local and foreign tax liabilities of ACCO and its subsidiaries for periods prior to Distribution (as defined below), and ACCO assumed and is responsible for all tax liabilities of ACCO and its subsidiaries after the Distribution.

The Tax Allocation Agreement also allocates liability for any taxes that may arise in connection with separating ACCO from Fortune. The Tax Allocation Agreement generally provides that Fortune is responsible for any such taxes. However, ACCO is responsible for any taxes imposed on ACCO or Fortune as a result of either (i) the failure of the Distribution to constitute a spin-off under Section 355 of the Internal Revenue Code of 1986, as amended, or (ii) the subsequent disqualification of the distribution of common stock, par value $.01 per share, of ACCO, including the associated preferred share purchase rights (“ACCO Common Stock”) to Fortune stockholders in connection with the Distribution as tax-free to Fortune for United States federal income tax purposes, if such failure or disqualification is attributable to certain post-Distribution actions taken by or in respect of ACCO (including its subsidiaries) or its stockholders, including any change of ownership of 50% or more in either the voting power or value of ACCO Common Stock.

Though valid as among the parties thereto, the Tax Allocation Agreement is not binding on the Internal Revenue Service (the “IRS”) and does not affect the liability of each of Fortune, ACCO and their respective subsidiaries to the IRS for all federal taxes of the consolidated group relating to periods through the date of the Distribution.

The foregoing description is qualified in its entirety by reference to the Tax Allocation Agreement which is filed as Exhibit 10 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 16, 2005, Fortune completed the spin-off of its ACCO World Corporation business by means of the pro rata distribution (the “Distribution”) of all outstanding shares of ACCO Common Stock held by Fortune, to holders of common stock, par value $3.125 per share, of Fortune (“Fortune Common Stock”). ACCO thereafter became an independent, separately traded, publicly held company.

The Distribution was made without the payment of any consideration or the exchange of any shares by Fortune stockholders. In the Distribution, Fortune stockholders received one share of ACCO Common Stock for every 4.255 shares of Fortune Common Stock held of record as of the close of business on August 9, 2005 and cash for any fractional shares of ACCO Common Stock. Ownership of ACCO Common Stock was registered in book-entry form and each stockholder of Fortune will receive a stock distribution statement indicating the number of shares of ACCO Common Stock that has been credited to the stockholder.

2

Prior to the Distribution, ACCO paid a special dividend to its stockholders in the aggregate amount of $625 million, of which Fortune Brands received $613.3 million and the minority stockholder received $11.7 million.

In connection with the Distribution, ACCO Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. “When-issued” trading in ACCO Common Stock began on the New York Stock Exchange on August 5, 2005 under the trading symbol “ABDWI”. ACCO Common Stock began trading “regular way” on the New York Stock Exchange on August 17, 2005 under the trading symbol “ABD”.

Item 9.01	Financial Statements and Exhibits.

(b) Pro-Forma Financial Information.

Unaudited pro forma financial information of Fortune Brands is included at pages F-1 through F-8 of this report.

(c) Exhibits.

10	Tax Allocation Agreement dated as of August 16, 2005 by and between Fortune and ACCO

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ CRAIG P. OMTVEDT
	Name:	Craig P. Omtvedt
	Title:	Senior Vice President and Chief Financial Officer

Date: August 22, 2005

4

EXHIBIT INDEX

Exhibit Number	Description
10	Tax Allocation Agreement dated as of August 16, 2005 by and between Fortune and ACCO

FORTUNE BRANDS, INC.

INTRODUCTION TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements of Fortune Brands, Inc. (“Fortune Brands”) adjust the historical financial statements of Fortune Brands for the spin-off of the Office business segment, ACCO World Corporation.

The historical financial information of Fortune Brands set forth below has been derived from the historical audited and unaudited consolidated financial statements of Fortune Brands included in the Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2005. The unaudited pro forma consolidated balance sheet was prepared as if the transaction occurred as of June 30, 2005. The unaudited pro forma consolidated statements of income were prepared as if the transaction occurred as of January 1, 2002.

The unaudited pro forma statements presented do not purport to represent what the results of operations or financial position of Fortune Brands would actually have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of Fortune Brands for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The adjustments are directly attributable to the transaction and are expected to have a continuing impact on the financial position and results of operations of Fortune Brands. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

The unaudited pro forma consolidated financial statements should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of Fortune Brands included in the 2004 Annual Report on Form 10-K and the Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2005.

The spin-off of ACCO World Corporation will be accounted for as a discontinued operation under Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” when Fortune Brands issues financial statements subsequent to the consummation of the spin-off transaction. The unaudited pro forma financial information reflects ACCO World Corporation as a discontinued operation and, accordingly, net assets and result of operations are excluded from the continuing operations of Fortune Brands.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Six Months ended June 30, 2005

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$3,863.0	$(562.4	) (a)	$3,300.6
Cost of products sold	2,139.7	(343.3	) (a)	1,796.4
Excise taxes on spirits and wine	136.1	—		136.1
Advertising, selling, general and administrative expenses	954.9	(166.5	) (a)	787.6
		(0.8	) (b)
Amortization of intangibles	17.4	(1.0	) (a)	16.4

Operating income	614.9	(50.8)		564.1
Interest expense	44.4	—	(a)	39.2
		(5.2	) (c)
Other (income) expense, net	14.6	(0.7	) (a)	13.9

Income before income taxes and minority interests	555.9	(44.9)		511.0
Income taxes	193.3	(17.6	) (d)	175.7
Minority interests	9.6	(0.6	) (a)	9.0

Net income	$353.0	$(26.7)		$326.3

Earnings per common share
Basic	$2.43			$2.25
Diluted	$2.35			$2.18
Average number of common shares outstanding
Basic	145.1			145.1
Diluted	150.0			150.0

(a)	Results of the ACCO World Corporation business for the six month period ended June 30, 2005.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Six Months ended June 30, 2004

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$3,597.3	$(539.7	) (a)	$3,057.6
Cost of products sold	1,989.4	(336.3	) (a)	1,653.1
Excise taxes on spirits and wine	143.6	—		143.6
Advertising, selling, general and administrative expenses	898.3	(163.3	) (a)	728.8
		(6.2	) (b)
Amortization of intangibles	19.4	(0.6	) (a)	18.8
Restructuring charges	21.1	(19.5	) (a)	1.6

Operating income	525.5	(13.8)		511.7
Interest expense	43.4	(0.1	) (a)	38.4
		(4.9	) (c)
Other (income) expense, net	(26.5)	0.6	(a)	(25.9)

Income before income taxes and minority interests	508.6	(9.4)		499.2
Income taxes	192.2	(6.8	) (d)	185.4
Minority interests	8.9	(0.4	) (a)	8.5

Net income	$307.5	$(2.2)		$305.3

Earnings per common share
Basic	$2.10			$2.09
Diluted	$2.04			$2.02
Average number of common shares outstanding
Basic	146.0			146.0
Diluted	151.0			151.0

(a)	Results of the ACCO World Corporation business for the six month period ended June 30, 2004.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2004

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$7,320.9	$(1,175.7	) (a)	$6,145.2
Cost of products sold	4,052.5	(710.4	) (a)	3,342.1
Excise taxes on spirits and wine	299.7	—		299.7
Advertising, selling, general and administrative expenses	1,779.5	(334.8	) (a)	1,433.6
		(11.1	) (b)
Amortization of intangibles	36.7	(1.3	) (a)	35.4
Restructuring charges	29.2	(19.4	) (a)	9.8

Operating income	1,123.3	(98.7)		1,024.6
Interest expense	87.9	(0.2	) (a)	77.3
		(10.4	) (c)
Other (income) expense, net	(50.2)	3.3	(a)	(46.9)

Income before income taxes and minority interests	1,085.6	(91.4)		994.2
Income taxes	283.0	(22.1	) (d)	260.9
Minority interests	18.8	(1.7	) (a)	17.1

Net income	$783.8	$(67.6)		$716.2

Earnings per common share
Basic	$5.40			$4.93
Diluted	$5.23			$4.78
Average number of common shares outstanding
Basic	145.1			145.1
Diluted	149.9			149.9

(a)	Results of the ACCO World Corporation business for the twelve month period ended December 31, 2004.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2003

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$6,214.5	$(1,101.9	) (a)	$5,112.6
Cost of products sold	3,373.3	(686.8	) (a)	2,686.5
Excise taxes on spirits and wine	302.0	—		302.0
Advertising, selling, general and administrative expenses	1,571.3	(326.5	) (a)	1,236.4
		(8.4	) (b)
Amortization of intangibles	18.9	(1.7	) (a)	17.2
Write-down of identifiable intangibles	12.0	(12.0	) (a)	—
Restructuring charges	19.5	(17.3	) (a)	2.2

Operating income	917.5	(49.2)		868.3
Interest expense	73.8	(0.4	) (a)	63.9
		(9.5	) (c)
Other (income) expense, net	(40.7)	2.5	(a)	(38.2)

Income before income taxes and minority interests	884.4	(41.8)		842.6
Income taxes	289.2	(13.9	) (d)	275.3
Minority interests	16.0	(0.8	) (a)	15.2

Net income	$579.2	$(27.1)		$552.1

Earnings per common share
Basic	$3.97			$3.78
Diluted	$3.86			$3.68
Average number of common shares outstanding
Basic	145.6			145.6
Diluted	150.3			150.3

(a)	Results of the ACCO World Corporation business for the twelve month period ended December 31, 2003.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Statement of Income

Twelve Months ended December 31, 2002

(In millions, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$5,677.7	$(1,105.4	) (a)	$4,572.3
Cost of products sold	3,074.6	(699.0	) (a)	2,375.6
Excise taxes on spirits and wine	311.1	—		311.1
Advertising, selling, general and administrative expenses	1,443.4	(342.7	) (a)	1,094.7
		(6.0	) (b)
Amortization of intangibles	16.1	(2.0	) (a)	14.1
Restructuring charges	45.9	(34.3	) (a)	11.6

Operating income	786.6	(21.4)		765.2
Interest expense	74.1	(0.5	) (a)	60.4
		(13.2	) (c)
Other (income) expense, net	(43.7)	(0.4	) (a)	(44.1)

Income before income taxes and minority interests	756.2	(7.3)		748.9
Income taxes	214.2	(1.8	) (d)	212.4
Minority interests	16.4	(0.5	) (a)	15.9

Net income	$525.6	$(5.0)		$520.6

Earnings per common share
Basic	$3.51			$3.48
Diluted	$3.41			$3.38
Average number of common shares outstanding
Basic	149.4			149.4
Diluted	154.0			154.0

(a)	Results of the ACCO World Corporation business for the twelve month period ended December 31, 2002.

(b)	Executive compensation and consulting expenses which were paid by Fortune Brands on behalf of ACCO World Corporation based on actual direct costs incurred.

(c)	Interest expense associated with Fortune Brands outstanding debt that has been allocated to ACCO World Corporation based on average net assets of ACCO World Corporation as a percent of net assets plus average consolidated debt not attributable to other operations of Fortune Brands.

(d)	Pro forma income tax adjustments for the elimination of the ACCO World Corporation business are at the effective tax rate for the business. Pro forma income tax adjustments for expenses incurred by Fortune Brands (executive compensation, consulting and interest expenses) are at the Fortune Brands Corporate effective tax rate.

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2005

(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$152.1	$(24.5	) (a)	$237.2
		109.6	(b)
Accounts receivable, net	1,219.8	(267.0	) (a)	952.8
Inventory
Bulk whiskey	279.6	—		279.6
Other raw materials, supplies and work in process	324.7	(33.3	) (a)	291.4
Finished products	511.5	(154.5	) (a)	357.0

	1,115.8	(187.8)		928.0
Other current assets	317.1	(34.3	) (a)	282.8

Total current assets	2,804.8	(404.0)		2,400.8
Property, plant and equipment, net	1,382.0	(155.6	) (a)	1,226.4
Goodwill resulting from business acquisitions	2,008.6	—		2,008.6
Other intangible assets resulting from business acquisitions, net	1,332.0	(115.2	) (a)	1,216.8
Other assets	455.1	(121.2	) (a)	333.9

Total assets	$7,982.5	$(796.0)		$7,186.5

(a)	Assets and liabilities attributable to the ACCO World Corporation business as of June 30, 2005.

(b)	Increase in cash primarily a result of receipt of cash dividend from ACCO World Corporation in excess of proceeds used to pay off commercial paper ($109.6 million).

FORTUNE BRANDS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2005

(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
Liabilities and stockholders’ equity
Current liabilities
Notes payable to banks	$16.8	$(0.9	) (a)	$15.9
Commercial paper	503.7	(503.7	) (c)	—
Current portion of long-term debt	0.3	—		0.3
Accounts payable	380.6	(101.6	) (a)	279.0
Accrued taxes	257.3	(8.7	) (a)	248.6
Accrued customer programs	204.8	(76.3	) (a)	128.5
Accrued salaries, wages and other compensation	145.7	(17.4	) (a)	128.3
Accrued expenses and other liabilities	352.1	(37.1	) (a)	315.0

Total current liabilities	1,861.3	(745.7)		1,115.6

Long-term debt	1,238.4	—		1,238.4
Deferred income	132.8	—		132.8
Other liabilities	870.1	(55.3	) (a)	814.8

Total liabilities	4,102.6	(801.0)		3,301.6
Minority interest in consolidated subsidiaries	371.2	(14.4	) (a)	356.8
Stockholders’ equity
$2.67 Convertible Preferred stock	6.9	—		6.9
Common stock	717.4	—		717.4
Paid-in capital	177.0	—		177.0
Accumulated other comprehensive income	(26.2)	(0.2	) (a)	(26.4)
Retained earnings	5,782.9	19.6	(d)	5,802.5
Treasury stock, at cost	(3,149.3)	—		(3,149.3)

Total stockholders’ equity	3,508.7	19.4		3,528.1

Total liabilities and stockholders’ equity	$7,982.5	$(796.0)		$7,186.5

(a)	Assets and liabilities attributable to the ACCO World Corporation business as of June 30, 2005.

(b)	Increase in cash primarily a result of receipt of cash dividend from ACCO World Corporation in excess of proceeds used to pay off commercial paper ($109.6 million).

(c)	Reduction in commercial paper as a result of receipt of a $613.3 million cash dividend from ACCO World Corporation as a result of the spin-off.

(d)	The pro forma adjustment to retained earnings reflects the distribution of shares of ACCO World Corporation common stock to Fortune Brands shareholders.